ASSIGNMENT OF OIL AND GAS .LEASES

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned Black Diamond Oil, Inc. (hereafter called Assignor) for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto Tengasco, Inc. (hereinafter called Assignee), all of its right, title and working interest in and to the oil and gas leases more particularly described on Exhibit "A":

Together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

This Assignment is subject to any overriding royalty interests of record.

And for the same consideration the Assignor covenant with the Assignee, their heirs, successors, or assigns: That the Assignor is the lawful owner of and have good title to the interest above assigned in and to said lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in full force have been duly performed, and that the Assignor will warrant and forever defend the same against all persons whomsoever, lawfully claiming or to claim the same.                   -

This assignment shall be effective July 1, 2008 at 7:00 AM. EXECUTED, This 27th day of June, 2008

Exhibit A (Rooks County)

Brown Lease - E 1/2 SE'/4 Sec. 18-7-17

Oil and Gas Lease dated February 27, 1981, recorded in Oil and Gas Book 154, page 335-6, from Harold A. Brown and Bernice A. Brown, his wife, to and in favor of J. Harlan Miller and Rim Oil Company, covering:

THE EAST HALF OF THE SOUTHEAST QUARTER (Et/SEM OF SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

Gasper Lease -- N 1/2 NW 1/24 Sec. 18-7-17

Oil and Gas Lease dated March 27,1981, recorded in Book 155, page 644-5, from Daniel R. Gasper and Lois Ann Gasper, his wife, to and in favor of HMS Oil Co., covering:

THE NORTH HALF OF THE NORTHWEST QUARTER (N'/NW1/2) OF SECTION 18,

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TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

Griffith Lease - NE 1/2 Sec. 30-7-17

Oil and Gas Lease dated August 26, 1978, recorded in Oil and Gas Book 137, page 288, from Ray Griffith and Viola Griffith, his wife, to and in favor of J. Harlan Miller, covering:

THE NORTHEAST QUARTER (NE1/2) OF SECTION 30, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

Drilling Unit H-10 (Housing Authority Lease)

Pursuant to a Unitization Agreement dated December 7, 1982, and recorded in Book 178, pages 365 76, the following leases were pooled and unitized to form City of Stockton Drilling Unit H-1, described as:

A TRACT IN NORTH SARVER'S SECOND ADDITION TO THE CITY OF STOCKTON, KANSAS, Beginning at the Southwest Corner of Lot I, Block 14, of said addition, thence East 619 feet to the East City Limits, thence South 630 feet to the center line of Main Street, thence West 619 feet, thence North 630 feet to the point of beginning, and containing All of Blocks 18 and 19, and Lots 1 & 2 of Block 13; Lot 2, of Block 14; and the South Half of Blocks 17 and 20 of said addition, commonly referred to as City of Stockton Drilling Unit H-10.

1.  Oil and Gas Lease dated January 20,1982, recorded in Book 169, page 528-9, from John Jensma, to and in favor of A & M Leasing and in so far as said lease covers Lots 1 in Block 13 North, Sarver's Second Addition to the City of Stockton, Kansas.

2.  Oil and Gas Lease dated March 27, 1982, recorded in Book 169, page 651-2, from Lyall Frazier and Opal Frazier, his wife, to and in favor of A & M Leasing and in so far as said lease covers Lot 2 in Block 14 North, Sarver's Second Addition to the City of Stockton, Kansas.

3.  Oil and Gas Lease dated March 12, 1982, recorded in Book 169, page 562-3, from Lee Hindman and Evelyn Hindman, his wife, to and in favor of A & M Leasing and in so far as said

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lease covers Lot 2 in Block 13 North, Sarver's Second Addition to the City of Stockton, Kansas.

4.  Oil and Gas Lease dated February 8,1982, recorded in Book 167, page 529-30, from Bill W. Kope and Ruth L. Kope, his wife, to and in favor of HMS Oil Company and in so far as said lease covers The South Half (S 1/2) of Block 18 North, The South Half (S'1) of Block 20 North, and All of Block 19 North, Sarver's Second Addition to the City of Stockton, Kansas.

5.  Oil and Gas Lease dated August 17, 1982, recorded in Book 174, page 147-8, from City of Stockton, Kansas, to and in favor of Dale E. Dean and in so far as said lease covers the South Half (S 1/2) of Block 17 North and the North Half (N'/) of Block 18 North, Salver's Second Addition to the City of Stockton, Kansas.

3. Oil and Gas Lease dated August 17, 1982, recorded in Book 176, page 2-3, from Stockton Housing Authority to and in favor of Dale E. Dean and in so far as said lease covers the South Half (S 1/22) of Block 17 North and the North Half (N 1/2) of Block 18 North, Sarver's Second Addition to the City of Stockton, Kansas.

Hutton Lease

1.  Oil and Gas Lease dated January 28, 1981, recorded in Oil and Gas Book 153, page 369 from Ustel Hutton, deceased, to and in favor of CC & S Oil Operations, Inc. covering:

THE SOUTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER (S'/N1/2SW1/24); THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER (SW1/2SW'/); OF SECTION 19, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS

2.  Oil and Gas Lease dated January 28, 1981, recorded in Oil and Gas Book 153, page 371 from Ustel Hutton, deceased, to and in favor of CC & S Oil Operations, Inc. covering:

THE SOUTH HALF OF THE SOUTH HALF OF THE NORTHWEST QUARTER (S1/2S1/2NWY4); THE NORTH HALF OF THE NORTH HALF OF THE SOUTHWEST QUARTER (N'/N'/SWIA); OF SECTION 19, TOWNSHIP 7 SOUTH, 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS

3.  Surface Lease for Tank Battery (with Easement and Right-of-Way for Road and Pipelines) dated September 15, 1982, recorded in Book 174, page 513 from Ustel Hutton, deceased, to and in favor of CC & S Oil Operation, Inc. covering:

THE NORTH HALF OF THE SOUTHWEST QUARTER (N1/2SW1/2); THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER (SW1/2SW1/24); THE SOUTH HALF OF THE SOUTH HALF OF THE NORTHWEST QUARTER (S1/2S'/NW'/); OF SECTION 19, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS

4.  Tank Battery Lease with Pipeline Easement dated June 7th, 2001, recorded in Book 314, page 282 from Wanda Haines, eta], to and in favor of Black Diamond Oil, Inc. covering

A ONE ACRE TRACT IMMEDIATELY ADJOINING THE EXISTING HUTTON LEASE TANK BATTERY AND LOCATED APPROXIMATELY IN THE CENTER OF THE EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER (EY2NWY4SW1/2) OF -SECTION 19, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS.

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Kope - City of Stockton Drilling Unit G-1 0

Pursuant to a Unitization Agreement dated December 16, 1983, and recorded in Book 202, pages 563-85, the above leases were pooled and unitized to form City of Stockton Drilling Unit G-1 0, described as:

A TRACT IN NORTH SARVER'S SECOND ADDITION TO THE CITY OF STOCKTON, KANSAS, Beginning at the Southwest Corner of Lot 1, Block 14, of said addition, thence East 649 feet to the East City Limits, thence North 697 feet to the north city limits, thence West 649 feet, thence South 689.6 feet to the point of beginning, and containing All of Blocks 16 and 21 and a strip along the North side of said Blocks; Lots I & 2 of Block 15 and a strip on the North side of said lots in Block 15; Lot 1, of Block 14; and the North Half of Blocks 17 and 20 of said addition, commonly referred to as City of Stockton Drilling Unit G-10.

1. Oil and Gas Lease dated February 8, 1982, recorded in Book 167, page 529-30, from Bill W. Kope and Ruth L. Kope, his wife, to and in favor of,HMS Oil Company and in so far as said lease covers: All of Blocks 16 and 21 North and a strip along the North side of said Blocks; and the North Half of Block 20 North, Sarver's Second Addition to the City of Stockton, Kansas.

2. Oil and Gas Lease dated August 17,1982, recorded in Book 174, page 147-8, from City of Stockton, Kansas, to and in favor of Dale E. Dean and in so far as said lease covers: The North Half (N 1/2) of Block 17 North Sarver's Second Addition to the City of Stockton, Kansas.

3. Oil and Gas Lease dated August 17, 1982, recorded in Book 176, page 2-3, from Stockton Housing Authority to and in favor of Dale E. Dean and in so far as said lease covers: The North Half (N'/) of Block 17 North Sarver's Second Addition to the City of Stockton, Kansas.

4. Oil and Gas Lease dated March 4, 1982, recorded in Book 169, page.182-3, from H.C. Flint, Jr. and Donna J. Flint, his wife, to and in favor of Anna L. Luhman, in so far as said lease covers: Lot 1 in Block 14 North, Sarver's Second Addition to the City of Stockton, Kansas.

5. Oil and Gas Lease dated April 20, 1982, recorded in Book 170, page 170-1, from E.W. Walker and Barbara E. Walker, his wife, to and in favor of Anna L. Luhman, in so far as said lease covers: All of Lots 1 and 2 of Block 15 and a strip on the North side of said lots in Block 15 North, Sarver's Second Addition to the City of Stockton, Kansas.

Kriley Lease - SE 1/4 Sec.20-7-17

Oil and Gas Lease dated February 2, 1981, recorded in Oil and Gas Book 153, page 404-5, from Everett Kriley and Leona B. Kriley to and in favor of J. Harlan Miller and Rim Oil Company covering:

INSOFAR AS IT COVERS THE SOUTHEAST QUARTER (SE/4) OF SECTION 20, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS

KU Lease - W'1/2 SE I/4 Sec. 25-7-18

Oil and Gas Lease dated January 1, 1985, recorded in Oil and Gas Book 215, page 266-268 - -from Kansas University Endowment Association, Inc. to and in favor of J. Harlan Miller covering:

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THE WEST HALF OF THE SOUTHEAST QUARTER (W1/SE1/24) OF SECTION TWENTY-FIVE (25), TOWNSHIP SEVEN (7), RANGE EIGHTEEN (18) WEST OF THE SIXTH P.M.

KU Endowment - N 1/2 SW 1/4 and SE 1/4 NW 1/4 Sec. 30-7-17

Oil and Gas Lease dated September 3, 1987, recorded in Oil and Gas Book 229, page 93-4, from The Kansas University Endowment Association, Inc. and Webster Properties, a Missouri partnership, to and in favor of Rim Oil Company, covering:

THE NORTH HALF OF THE SOUTHWEST QUARTER (N1/SW11/2) AND THE SOUTHEAST QUARTER OF THE NORTHWEST (SE1/24NW1/24) OF SECTION 30, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.,

KU Endowment #1 - E 1/2 NE 1/4 and SW 1/4 NE 1/4 Sec. 25-7-18

Oil and Gas Lease dated March 1, 1981, recorded in Oil and Gas Book 155, page 189, from The Kansas University Endowment Association, Inc. and Webster Properties, a Missouri partnership, to and in favor of J. Harlan Miller and Rim Oil Company, covering:

THE EAST HALF OF THE NORTHEAST QUARTER (EV2NE1/2) AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER (SWANEY4) OF SECTION 25, TOWNSHIP 7 SOUTH, RANGE 18 WEST OF THE SIXTH P.M.,

Liebenau Lease - NE 1/4 NE 1/24 and W'/ NE 1/4

Oil and Gas Lease dated February 25, 1981, recorded in Oil and Gas Book 154, page 359-60, from Harold Liebenau and Vada Liebenau to and in favor of Liberty Enterprises, Inc. covering:

NORTHEAST QUARTER OF THE NORTHEAST QUARTER (NE1/2NE1A) AND THE WEST HALF OF THE NORTHEAST QUARTER (W1/2NE1/2), EXCEPT A TRACT DESCRIBED AS: COMMENCING AT NORTHWEST CORNER OF SAID NORTHEAST QUARTER (NE1/24); THENCE EAST 400'; THENCE SOUTH 1070'; THENCE WEST 400'; THENCE NORTH 1070' TO P.O.B., SECTION 19-7S-17W, ROOKS COUNTY, KANSAS

Miller - Portions of the S 1/2 NW 1/4 & N 1/2 SW 1/4 Sec. 18-7-17

Oil and Gas Lease dated March 26, 1981, recorded in Book 155, page 642-3, from Robert Miller and Lorene Miller, his wife, to and in favor of HMS Oil Co., covering.

A TRACT OF LAND IN THE SOUTH HALF OF THE NORTHWEST QUARTER (S1/2NW1/24) AND IN THE NORTH HALF OF THE SOUTHWEST QUARTER (NV2SWY4) OF SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., described as follows: Commencing at a point 40 rods East and 52 rods North of the Southwest corner of said N1/SWA, thence East 40 rods, thence South 52 rods to the South line of the said N1/2SWV4, thence East to the Southeast corner of said NV2SW1/24, thence North to the North line of said SVNWV, thence West 120 rods, thence South 108 rods to the point of beginning.

M. Rogers - S Y2 SW 1/ SE V Sec. 18-7-17

By Pooling Agreement dated November 9, 1982, recorded in Book 176, page 242-3; and by Declaration of Consolidation and Unitization dated November 16, 1982, recorded in Book 176,

page 520, the following leases were combined to form the M. Rogers Lease which is described as:

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (S'/SW1/24SE'/) IN SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

1.   Oil and Gas Lease dated April 6, 1981, recorded in Oil and Gas Book 156, page 136-7, from Raymond L. Rogers and Mary L. Rogers, his wife, to and in favor of HMS Oil Co., covering: ALL THAT PART OF THE WEST HALF OF THE SOUTHEAST QUARTER (W'/ZSE1/2a) OF SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., Lying South of the centerline of the Missouri Pacific Railroad Right of way.

2.   OH and Gas Lease dated April 6, 1981, recorded in Oil and Gas Book 156, page 134-5, from Raymond L. Rogers and Mary L. Rogers, his wife, to and in favor of HMS OH Co., covering: ALL THAT PART OF THE WEST HALF OF THE SOUTHEAST QUARTER (W1/2SE1/) OF SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., Lying North of the centerline of the Missouri Pacific Railroad Right of way.

Rifle Lease - SW 1/2 NW' and N V2 NW 1/4 Sec. 30-7-17

Oil and Gas Lease dated January 23, 1978, recorded in Oil and Gas Book 133, page 324, from Jess Riffe, single, to and in favor of J. Harlan Miller, covering:

THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER (SW1/2NW1/2) AND THE NORTH HALF OF THE NORTHWEST QUARTER (NV2NWY4) OF SECTION 30, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.,

Rogers - SW 1/4 NE 1/4; NW' SE 1/2; & N 1/2 SW 1/24 SE 1/24 Sec. 18-7-17

Oil and Gas Lease dated April 6, 1981, recorded in Oil and Gas Book 156, page 134-5, from Raymond L. Rogers and Mary L. Rogers, his wife, to and in favor of HMS Oil Co., covering:

THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER (SW1/2NE1/2); THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER (NW1/2SE1/2); AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (N'ASWISE1/2) IN SECTION 18, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

Schruben Unit

1. Oil and Gas Lease dated January 20,1987, recorded in Book 223, page 480-1, from Leo N. Schruben and Mary L. Schruben, as Trustees of the Living Trust of Leo N. Schruben, dated June 6, 1985, to and in favor of Jay C. Boyer, covering:

THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE1/24SW1/2) OF SECTION 29, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

2. Oil and Gas Lease dated January 20,1987, recorded in Book 223, page 478-9, from Leo N. Schruben and Mary L. Schruben, as Trustees of the Living Trust of Leo N. Schruben, dated June 6, 1985, to and in favor of Jay C. Boyer, covering:

_THE,NORTHWEST QUARTER OF THE SOUTHWEST QUARTER (NW'/4SW1/2) OF SECTION 29, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.,

3. Oil and Gas Lease dated September 7, 1979, recorded in Oil and Gas Book 142, page 305, from Leo N. Schruben, a single man, to and in favor of J. Harlan Miller, covering:

THE SOUTH HALF SOUTHWEST QUARTER (S'/SW1/2) OF SECTION 29, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M.

4. Common Tank Battery Agreement dated May 11, 2001, recorded in Book 313, pages 154 6, from Leo N. Schruben as Trustee of the Living Trust of Leo N. Schruben dated June 6, 1985, to and in favor of Black Diamond Oil, Inc.

Smith

1.   Oil and Gas Lease dated February 24, 1967, recorded in Oil and Gas Book 83, page 356 357 from Mae J. Flint to and in favor of J. Mark Richardson covering:

THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER (SE1/2NW1/2); THE NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER (N'/SW1/2NW1/2) AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER (SE'/SW1/2NWY4) OF SECTION 36, TOWNSHIP 7 SOUTH, RANGE 18 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS

2.   Pipeline Easement dated July 23, 1998, recorded in Book 295, pages 519-20, from Alton Hazen, single, to and in favor of Black Diamond Oil, Inc. and Richard A. Dreher, which grants an Easement for salt water pipeline over, under and across SW1/4 Sec. 25-7-18.

3.   Pipeline Easement dated May 15, 1998, recorded in Book 294, pages 422-3, from Webster Properties, Inc. to and in favor of Black Diamond Oil, Inc. and Richard A. Dreher, which grants an Easement for salt water pipeline over, under and across N1/2NE114 Sec. 36-7-18 and SEI/4 Sec. 25-7-18.

4.   Pipeline Easement dated April 9, 1998, recorded in Book 294, pages 192, from Marcella M. Smith and Elton R. Smith as Trustees of the Marcella M. Smith Trust No. 1 dated July 1, 1980 to and in favor of Black Diamond Oil, Inc. and Richard A. Dreher, which grants a Easement for salt water pipeline over, under and across NWI/4 Sec. 36-7-18.

Wehrli Lease

1. Oil and Gas Lease dated August 18, 1990, recorded in Oil and Gas Book 248, page 614615 from Don L. Reichard to and in favor of Black Diamond Oil, Inc. covering:

A tract of land in the NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4NE/4) OF SECTION NINETEEN (19), TOWNSHIP SEVEN (7) SOUTH, RANGE SEVENTEEN (17) WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS, Beginning at the Northwest corner of said quarter section; thence South 20 rods and 30 feet; thence East 16 rods; thence North 20 rods and 30 feet; thence West 16 rods to the point of beginning

2. Oil and Gas Lease dated July 19, 1990, recorded in Oil and Gas Book 248, page 622-623 from Francis C. Cadoret and Betty Cadoret to and in favor of Black Diamond Oil, Inc. covering:

A tract in the NORTHEAST QUARTER OF THE NORTHWEST QUARTER (NE/4NW14) OF SECTION NINETEEN (19), TOWNSHIP SEVEN (7) SOUTH, RANGE SEVENTEEN (17)

WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS, Beginning at that point where the East line of said NE/4NW/4 intersects the South line of the Missouri Pacific Railroad RightofWay; thence South 360 feet; thence West 100 feet; thence North to the South line of the Missouri Pacific Railroad Right-of-Way; Thence Northeasterly along said right of way to the point of beginning.

3.  Oil and Gas Lease dated July 16, 1990, recorded in Oil and Gas Book 248, page 598-599 from Wesley E. Jackson and Ruby G. Jackson to and in favor of Black Diamond Oil, Inc. covering:

A tract in the NORTHEAST QUARTER OF THE NORTHWEST QUARTER (NE/4NW/4) OF SECTION NINETEEN (19), TOWNSHIP SEVEN (7) SOUTH, RANGE SEVENTEEN (17) WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS, beginning 1,209.5 feet West and 500 feet North of the Southeast corner of said NE/4NW/4; thence East 375 feet; thence North 268 feet to the South line of the Missouri Pacific Railroad Right-of-Way; thence Southwesterly along said right-of-way to a point 54 feet North of the point of beginning, thence South to the point of beginning.

4.  Oil and Gas Lease dated July 18, 1990, recorded in Oil and Gas Book 248, page 614-615 from Donald L. Reichard to and in favor of Black Diamond Oil, Inc. covering:

A tract in the NORTH HALF (N/2) OF SECTION NINETEEN (19), TOWNSHIP SEVEN (7) SOUTH, RANGE SEVENTEEN (17) WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS, Beginning 400 feet East of the Northwest corner of the NE14 Sec. 19-7S-17W; thence South 1,070 feet; thence West 400 feet; North 238 feet; thence West 100 feet; thence North 340 feet; thence East 100 feet; thence North 132 feet; thence East 264 feet; thence North 360 feet; thence East 136 feet to the point of beginning.

5.  Oil and Gas Lease dated July 16, 1990, recorded in Oil and Gas Book 248, page 596-597 from John L. Wehrli and Geraldine Wehrli to and in favor of Black Diamond Oil, Inc. covering:

A tract in the NORTHEAST QUARTER OF THE NORTHWEST QUARTER (NE/4NW/4) OF SECTION NINETEEN (19), TOWNSHIP SEVEN (7) SOUTH, RANGE SEVENTEEN (17) WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS, Beginning at the Southeast corner of said NEI4NW14; thence West 779.5 feet; thence North 530 feet; thence West 55 feet; thence North to the South line of the Missouri Pacific Railroad right-of-Way; thence Northeasterly along said right-of-way to a point 100 feet due West of the East line of said NE14NW/4; thence South 647 feet; thence East 100 feet; thence South to the point of beginning.

Chaffin SWD Agreement

Saltwater Disposal Agreement dated April 1, 1986, recorded in Book 217, page 568 from Merle Chaffin and Apache Corporation covering:

THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER (NEY4SE1/2NW1/2) OF SECTION 19, TOWNSHIP 7 SOUTH, RANGE 17 WEST OF THE SIXTH P.M., ROOKS COUNTY, KANSAS.

Ancillary Agreements

Including all Assignors right, title and interest in and to all ancillary agreements relating to the production, operation or development of the above leases, including but not limited to tank battery agreements, rightsofway, easements, site leases, etc When requested by Assignee, Assignor will make a specific assignm6nt of any ancillary agreements not shown above